                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)        March 31, 2005
                                                -----------------------------

                      Championship Auto Racing Teams, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                        1-13925                38-3389456
-------------------------------------------------------------------------------
(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                 File Number)         Identification No.)


5350 Lakeview Parkway South Drive, Indianapolis, IN                  46268
-------------------------------------------------------------------------------
     (Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code         (317)  715-4196
                                                   -----------------------------



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240,14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240,13e-4(c))

ITEM 8.01 OTHER EVENTS AND ITEM 7.01 REGULATION FD DISCLOSURE

On March 31, 2005, Championship Auto Racing Teams, Inc. issued a press release announcing that its Annual Report on Form 10-K for the fiscal year ended December 31, 2004, cannot be completed by the filing deadline of March 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are incorporated by reference as part of this Report:



         Exhibit                        Description of Exhibit
         -------                        ----------------------
           99.1                   Press Release dated March 31, 2005

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 31st day of March, 2005.





                      CHAMPIONSHIP AUTO RACING TEAMS, INC.


                            By: /s/ Thomas L. Carter
                                ---------------------
                                Thomas L. Carter
                             Chief Financial Officer